UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2005

Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-108780	20-0138854
(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118
(Address of Principal Executive Offices)	(Zip Code)

(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Our sole real estate investment is currently an 18.8% non-managing general partner interest in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”). On March 28, 2005, we filed a Current Report on Form 8-K with regard to the acquisition by an indirect subsidiary of the Core Fund, on March 22, 2005, of Three First National Plaza, an office property located at 70 West Madison Street in Chicago, Illinois, as more fully described in such Current Report. The purpose of this Amendment to Current Report on Form 8-K/A is to include the financial information required to be included in such Current Report by Article 3 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Hines 70 West Madison LP — Years Ended December 31, 2004, 2003 and 2002:

     Independent Auditors’ Report
     Historical Summaries of Gross Income and Direct Operating Expenses
     Notes to Historical Summaries of Gross Income and Direct Operating Expenses

     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Amendment to Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations — Year Ended December 31, 2004

     Unaudited Pro Forma Consolidated Statement of Operations
     Unaudited Note to Pro Forma Consolidated Statement of Operations

     (c) Exhibits. None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
May 19, 2005	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

Independent Auditors’ Report

The Partners
Hines 70 West Madison LP:

We have audited the accompanying historical summaries of gross income and direct operating expenses (the Historical Summaries) of the property located at 70 West Madison, Chicago, Illinois (the Property) for the years ended December 31, 2004, 2003 and 2002. These Historical Summaries are the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Property management’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8‑K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summaries and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summaries present fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summaries of the property located at 70 West Madison, Chicago, Illinois, for the years ended December 31, 2004, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Chicago, Illinois
March 23, 2005

HINES 70 WEST MADISON LP
Historical Summaries of Gross Income and Direct Operating Expenses
For the Years Ended December 31, 2004, 2003 and 2002

	Year Ended December 31
	2004	2003	2002
Gross income:
Rental income	$36,930,545	33,255,584	38,446,401
Parking and other	583,279	444,905	498,531

Total income	37,513,824	33,700,489	38,944,932

Direct operating expenses:
Wages and salaries	1,738,923	1,624,279	1,773,823
Cleaning	2,077,431	1,991,691	2,048,903
Utilities	2,206,591	2,121,153	2,230,803
Repairs, maintenance, and supplies	1,913,733	2,048,589	2,009,230
Building management services	1,737,083	1,709,508	1,666,311
Real estate taxes	11,283,145	10,930,964	10,888,918
Insurance	299,190	374,602	284,896
General and administrative	76,283	84,215	90,544

Total direct operating expenses	21,332,379	20,885,001	20,993,428

Excess of gross income over direct operating expenses	$16,181,445	12,815,488	17,951,504

See accompanying notes to historical summaries of gross income and direct operating expenses.

HINES 70 WEST MADISON LP

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

December 31, 2004, 2003 and 2002

(1) Organization

70 West Madison (Three First National Plaza), Chicago, Illinois, is a 57-story, 1.439,367 square foot building located in Chicago, Illinois. 70 West Madison is owned by Hines 70 West Madison LP (the Company), a subsidiary of Hines-Sumisei US Core Office Properties LP. Three First National Plaza was purchased on March 22, 2005 from an affiliated entity.

(2) Basis of Presentation

The historical summaries of gross income and direct operating expenses (the Historical Summaries) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a) Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental revenue is generally recognized on the straight-line basis over the life of the lease. Related straight-line rental adjustments increased rental income by $1,319,686 in 2004, and decreased rental income by $1,377,809 and $440,830 in 2003 and 2002, respectively.

Approximately 87% of the properties’ net rentable space is committed under operating leases at December 31, 2004.

(b) Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

HINES 70 WEST MADISON LP

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

December 31, 2004, 2003 and 2002

(5) Leases

Minimum future rental revenue to be received from non-cancelable leases in effect at December 31, 2004 is as follows:

Year	Amount
2005	$18,297,568
2006	19,245,881
2007	18,889,110
2008	17,480,565
2009	17,314,904
Thereafter	84,272,192

Total	$175,500,220

Total minimum future rental income represents the base rent tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes, and operating cost escalations.

(6) Concentrations (Unaudited)

The tenants’ leases expire in various years through 2022. Of the total net rentable area leased, approximately 48% was leased to tenants in the legal industry, 29% was leased to tenants in the financial services industry, and 11% was leased to tenants in the manufacturing industry.

HINES REAL ESTATE INVESTMENT TRUST, INC.

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004

     On November 23, 2004, Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) acquired a $35 million interest in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”), an affiliate of Hines Interests Limited Partnership (“Hines”). On March 23, 2005, the Core Fund acquired an indirect interest in its ninth office property, Three First National Plaza, located in Chicago, Illinois. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Core Fund acquired Three First National Plaza on January 1, 2004. In management’s opinion, all adjustments necessary to reflect the effects of this transaction have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 2004, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

	Year Ended	Adjustment for
	December 31, 2004	Acquisition		Pro Forma
Revenues	$—	$—		$—
Expenses:
Organizational and offering expenses	14,771,095	—		14,771,095
Asset management and acquisition fees	818,320	—		818,320
Other start-up costs	409,668	—		409,668
General and administrative expenses	617,570	—		617,570

Total Expenses	16,616,653	—		16,616,653

Loss before equity in losses, interest income and loss allocated to minority interests	(16,616,653)	—		(16,616,653)

Equity in (income) losses of Hines-Sumisei U.S. Core Office Fund, L.P.	68,461	(33,742	)(a)	34,719
Interest income	163	—		163
Loss allocated to minority interests	6,540,140	14,073	(a)	6,554,213

Net Loss	$(10,007,889)	$(19,669)		$(10,027,558)

Loss per common share	$(60.40)	$(0.12)		$(60.52)

Weighted average number common shares outstanding	165,690	165,690		165,690

See note to unaudited pro forma consolidated statement of operations and unaudited note to pro forma consolidated statement of operations.

Note to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004

(a) To record the pro forma effect of the Company’s equity in earnings and minority interest assuming that the Core Fund’s acquisition of Three First National Plaza had occurred on January 1, 2004.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTE TO UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
(1) Core Fund
      The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than us are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership and was organized in connection with the acquisition of three office properties from Sumitomo Life Realty (N.Y.), Inc. (“Sumitomo Life”).
      In August 2003, the Core Fund, Sumitomo Life, three independent pension plans and funds (the “Institutional Co-Investors”) and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust (“NY Trust I”), a Maryland real estate investment trust, to acquire three properties from Sumitomo Life and an entity affiliated with Sumitomo Life. Two of these three properties are located in New York City and the remaining property is located in Washington D.C. In August 2003, NY Trust I acquired these properties for an aggregate purchase price of approximately $581,100,000. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Institutional Co-Investors and Hines affiliates, bridge financing and long-term mortgage debt.
      In January 2004, the Core Fund, Sumitomo Life, certain Institutional Co-Investors and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust II (“NY Trust II”), a Maryland real estate investment trust, to acquire 600 Lexington Avenue, a fourth office property owned by Sumitomo Life located in New York City. In February 2004, NY Trust II acquired 600 Lexington Avenue for a purchase price of approximately $91,600,000, of which $25,000,000 was paid to Sumitomo Life and subsequently reinvested back into the Core Fund by Sumitomo Life in exchange for partnership units in the Core Fund. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Hines affiliates and long-term mortgage debt.
      The Core Fund holds approximately 40.60% of the outstanding share capital in each NY Trust, Institutional Co-Investors own approximately 57.89% of the outstanding share capital of each NY Trust, and Hines-related entities own the remaining outstanding share capital of each NY Trust, or approximately 1.51%.
      In May 2004, the Core Fund acquired an interest in each of the One Shell Plaza and Two Shell Plaza (collectively, the “Shell Buildings”). Institutional Co-Investors, affiliates of Hines including Hines US Core Office Capital Associates IV Limited Partnership and Hines US Core Office Capital Associates LP and third-party investors currently hold, indirectly, the remaining interests in these buildings, respectively. One half of the interests in the Shell Buildings were acquired from 910 Associates Limited Partnership, 910 Louisiana Limited Partnership and Block 145 Limited, all affiliates of Hines, and through which Hines effectively owned 32.70% of the Shell Buildings. The aggregate purchase price for the Shell Buildings was approximately $351,772,000. The Core Fund holds approximately a 45.49% indirect interest in each of the Shell Buildings. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 49.50%, 0.83% and 4.18% interests in these buildings, respectively.
      In September 2004, the Core Fund acquired interests in two office buildings located at 55 Second Street and 101 Second Street, in the central business district of San Francisco, California (collectively, the “San Francisco Properties”). Two indirect subsidiaries of the Core Fund were formed as investment entities for the purpose of acquiring and holding these properties. The sellers were unaffiliated with the Company, the Core Fund, Hines or their affiliates. The aggregate purchase price for the San Francisco Properties, including transaction and working capital costs and prepayment and interest rate buy-down fees, was approximately $305,000,000. The Core Fund holds approximately a 90.98% indirect interest in each of the San Francisco Properties. Affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 0.66% and 8.36% interests in these buildings, respectively.
      In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The building contains 1,439,367 square feet of rentable area and includes a 57-story west tower, a 12-story east tower and a nine-story atrium. Bell, Boyd & Lloyd, a law firm, leases 176,607 square feet, or approximately 12.3% of the building’s rentable area. The balance of the building is occupied by 57 office and 6 retail tenants. The aggregate purchase price for the property was approximately $245,300,000, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of $141,000,000. The Core Fund holds approximately a 72.79% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 19.80%, 0.72% and 6.69%, respectively. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
      The unaudited pro forma consolidated statement of operations has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.

Unaudited Pro Forma Consolidated
Condensed Statement of Operations of the Core Fund
For the Year Ended December 31, 2004

Revenues and interest income	$185,960,771
Expenses:
Operating	78,011,692
Interest	36,888,838
Depreciation and amortization	55,511,198

Total Expenses	170,411,728
Minority Interest	10,435,651

Net Income	$5,113,392